SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2017
Summary Of Significant Accounting Policies Tables
Schedule of Earnings Per Share, Basic and Diluted

	For the Years Ended
	December 31,
	2017	2016
Numerator
Net loss	$(24,162)	$(61,354)
Denominator
Weighted average common shares outstanding – basic	34,445,041	10,360,000
Dilution associated with stock subscription	-	-
Weighted average common shares outstanding – diluted	34,445,041	10,360,000

Loss per share	$(0.001)	$(0.006)